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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 20, 1997



                              SHOPKO STORES, INC.
            (Exact name of registrant as specified in its charter)


        Minnesota                    1-10876                   41-0985054
     ---------------               ------------              --------------
     (State or other               (Commission               (IRS Employer
     jurisdiction of               File Number)              Identification
      incorporation)                                               No.)


                  700 Pilgrim Way
                Green Bay, Wisconsin                             54304
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (414) 497-2211
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     Item 5. Other Events.
             ------------

     On June 20, 1997, ShopKo Stores, Inc., a Minnesota corporation ("ShopKo"), announced results of operations for its first fiscal quarter (16 weeks) ended June 14, 1997. ShopKo's press release dated June 20, 1997 is attached hereto as an exhibit and is incorporated herein by reference.

     Item 7. Financial Statements and Exhibits.
             ---------------------------------

(c)  Exhibits
     --------

     Exhibit Number           Description
     --------------           -----------


          99.1                Press Release dated June 20, 1997.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 20, 1997          SHOPKO STORES, INC.



                              By: /s/ Richard D. Schepp
                                 --------------------------------------
                                 Richard D. Schepp, Vice President Legal Affairs

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                         Description
-----------                         -----------

99.1                        Press Release dated June 20, 1997

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